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                                                                   EXHIBIT 12.25

                    [PETERSON SULLIVAN P.L.L.C. LETTERHEAD]

November 3, 2000



Securities and Exchange Commission
450 Fifth St NW
Washington DC 20549

RE:  AUDITOR REINSTATEMENT

Peterson Sullivan PLLC resigned as the auditors of Delta Capital Technologies, Inc., effective October 20, 2000.

Subsequent to that date, Peterson Sullivan PLLC has reached agreement with Delta Capital Technologies to be reinstated as the auditors of Delta Capital Technologies, Inc. The reinstatement is effective as of November 3, 2000.

No Form 8-K was filed by Delta Capital Technologies, Inc. for either the resignation or the reinstatement of Peterson Sullivan PLLC as the auditors for Delta Capital Technologies, Inc.

If you have any questions, please contact Mr. Ray Holmdahl at (206) 382-7777.

Very truly yours,

/s/ PS by RH 11/3
--------------------------------

PETERSON SULLIVAN PLLC

cae

cc:  Ms. Judy Miller
     Delta Capital Technologies, Inc.